Federated Clover Value Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares

A Portfolio of Federated Equity Funds
SUPPLEMENT TO PROSPECTUSES DATED JANUARY 21, 2009.

Under the heading entitled “Portfolio Management Information”, please delete the first paragraph and replace it with the following:

The Fund is the successor to Clover Capital Multi Cap Value Equity Common Fund, LLC (“Clover Fund”) pursuant to a reorganization that was completed in March 2009. Prior to that date, the Fund had no investment operations.

Under the same heading, please add the following biography of Stephen Gutch:

Stephen K. Gutch

Mr. Gutch has been the Fund’s portfolio manager since May 2009.  He is Vice President of the Fund’s adviser.  He is jointly responsible for the day-to-day management of the Fund and develops investment strategy for the Fund.  Mr. Gutch also leads the research team that provides fundamental coverage across markets.  Prior to joining Federated, Mr. Gutch was employed by Clover, where he served as Director of Research, overseeing the firm’s portfolio management effort, and co-manager of Clover’s small-cap value strategy. Prior to joining Clover in 2003, Mr. Gutch worked for Continental Advisors, LLC where he was managing director for the firm’s financial services hedge fund. Previous to this, Mr. Gutch managed the financial services portfolio at Fulcrum Investment Group, LLC in Chicago for five years. Mr. Gutch earned a B.A. in Economics from the University of Rochester and an M.B.A. from the William E. Simon Graduate School of Business Administration, also at the University of Rochester. Mr. Gutch is a CFA charterholder.

                                                                                                           May 21, 2009

Cusip 314172255
Cusip 314172248
Cusip 314172230
Cusip 314172222
Cusip 314172214

40524 (5/09)

Federated Clover Value Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares

A Portfolio of Federated Equity Funds
SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 21, 2009.

Under the heading entitled “Portfolio Manager Information” please add the following information regarding Stephen K. Gutch:

The following information about the Fund’s portfolio manager is provided as of April 30, 2009.

             Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Stephen K. Gutch	Total Number of Additional Accounts Managed / Total Assets*
Registered Investment Companies	5 Funds/$542.117 million
Other Pooled Investment Vehicles	1 Portfolio/$4.89 million
Other Accounts	38 Accounts/$126.115 million
* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

Stephen K. Gutch is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by the Adviser is categorizes as reflecting one of several designated “Strategies.”  The annual incentive amount is based on the current calendar year asset-weighted composite IPP of each Strategy, which is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Strategy's designated peer group of comparable accounts and vs. the Strategy's benchmark (i.e., Russell 1000 Value Index).  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Mr. Gutch is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may be categorized as reflecting different Strategies, which may have different peer groups and benchmarks.  The performance of the Strategy to which the Fund is assigned represents a significant portion of the calculation.  A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.  As a separate matter, pursuant to the terms of a business acquisition agreement, Mr. Gutch may receive additional consideration based on the achievement of specified revenue targets.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).  The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

May 21, 2009

Cusip 314172255
Cusip 314172248
Cusip 314172230
Cusip 314172222
Cusip 314172214

40525 (5/09)